SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)



          California                  1-11735                 95-2411605
(State or Other Jurisdiction        (Commission             (IRS Employer
      of Incorporation)             File Number)          Identification No.)


4000 East Union Pacific Avenue
City of Commerce, California                                   90023
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (323) 980-8145



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description

          99.1           Press release dated April 22, 2003

          99.2 Transcript of April 22, 2003 conference call with analysts and investors to discuss results for the quarter ended March 31, 2003

ITEM  9.  Regulation  FD  Disclosure

     On April 22, 2003, 99 (Cent) Only Stores (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. On the same date, the Company hosted a conference call for analysts and investors to discuss these results. A copy of the April 22, 2003 press release and a transcript of the related conference call are attached hereto as exhibits and incorporated herein by reference. The information included in the attached exhibits and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            99(cent)ONLY STORES

Date:  April 25, 2003                       By:  /S/  ANDREW FARINA


                                            ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press  release  dated  April  22,  2003

99.2 Transcript of April 22, 2003 conference call with analysts and investors to discuss results for the quarter ended March 31, 2003



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